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                                                                    EXHIBIT 99.9


                             AMENDMENT NO. 1 TO THE
                      PATENT TRANSFER AND LICENSE AGREEMENT

         This Amendment (this "Amendment") to that certain Patent Transfer and License Agreement, dated May 12, 1999, (the "Agreement") between Nortel Networks, Inc., a corporation organized and existing under the laws of Delaware ("NNI") and Elastic Networks, Inc., a corporation organized and existing under the laws of Delaware ("Elastic"), is entered into as of December ___, 2001 (the "Amendment Effective Date"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                    Recitals

         NNI and Elastic desire to amend the Agreement to modify the terms of the Agreement as a condition precedent to an acquisition of Elastic by Paradyne Networks, Inc.

         In consideration of the above recitals and the mutual covenants set forth herein, the parties hereby amend the Agreement as follows:

                  I. AMENDMENT OF "PATENT" DEFINITION. In Section 1.1, the definition of "patent" is modified by adding "and any foreign counterpart thereto" at the end of such definition.

                  II. DELETION OF GRANTBACK LICENSE. The text of Article III is deleted in its entirety.

                  III. INCORPORATION AND RATIFICATION. Except as specifically amended and modified by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and affirmed by NNI and Elastic.



NORTEL NETWORKS, INC.                         ELASTIC NETWORKS, INC.

/s/ Craig A. Johnson                          /s/ Guy D. Gill
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Authorized Signature                          Authorized Signature

                                              Guy D. Gill, President and CEO
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Printed Name and Title                        Printed Name and Title